UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 4, 2008
Cedar Shopping Centers, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-31817	42-1241468
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of		Identification
incorporation)		No.)

44 South Bayles Avenue
Port Washington, NY		11050-3765
(Address of principal		(Zip Code)
executive
offices)
(516) 767-6492
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On September 4, 2008, Cedar Shopping Centers, Inc. issued a press release with respect to a status report on its development pipeline. The text of the press release and the development pipeline status report are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press release dated September 4, 2008.

99.2	Development pipeline status report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
CEDAR SHOPPING CENTERS, INC.

/s/ LEO S. ULLMAN Leo S. Ullman
Chairman of the Board, Chief Executive Officer and President
(Principal executive officer)

Dated: September 4, 2008